Q4 and Fiscal Year 2024 Financial Results Conference Call Vice President, Investor Relations & Treasurer Kristine Moser Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz May 29, 2024 President & Chief Executive Officer David J. Wilson

© 2024 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this document, including, but are not limited to, statements relating to: (i) our strategy, outlook and growth prospects, our full year and first quarter fiscal 2025 guidance and our fiscal 2027 targets and goals; (ii) our operational and financial targets and capital distribution policy; (iii) general economic trend and trends in the industry and markets; (iv) the amount of debt to be paid down by the Company during fiscal 2025 and the first quarter of fiscal 2025; and (v) the competitive environment in which we operate, are forward looking statements. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures are noted and reconciliations of comparable GAAP measures with non-GAAP financial measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2024 COLUMBUS MCKINNON CORPORATION 3 FY24 Year End Review • Record sales exceeded $1.0B, up 8% Y/Y driven by growth across all geographies including the addition of montratec® • Gross margin expanded 50 bps Y/Y and 80 bps on an adjusted basis1, the third consecutive year of Adjusted Gross Margin1 expansion totaling 320 bps • Operating income grew 10% and 14% on an adjusted basis1. Adjusted Operating Margin1 increased 60 bps Y/Y driven by operating leverage on growth and progress with our transformation • Net income of $46.6M and Adjusted EBITDA1 of $166.7M, up 13%. Expanded Adjusted EBITDA Margin1 by 60 bps to 16.4% • Strong cash generation with cash from operations of $67.2M and Free Cash Flow1 conversion of 91% • Net Leverage Ratio1,2 decreased to 2.4x; Expect Net Leverage Ratio1,2 of ~2.0x by EOY FY25 Record Sales, Gross Profit and Operating Income Demonstrate our Progress with our Transformation 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. 2 On a financial covenant basis per the Company’s Amended and Restated Credit Agreement

© 2024 COLUMBUS MCKINNON CORPORATION 4 Orders and Backlog 1Long term backlog is expected to ship beyond three months $142.0 $177.3 $148.3 $151.3 $144.6 $166.7 $178.0 $169.4 $147.1 $136.2 $308.7 $355.3 $317.7 $298.4 $280.8 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Continued Orders Growth and Encouraging Pipeline • Orders up 5% Y/Y and 12% sequentially • Demand grew across the Americas and EMEA & APAC • Precision conveying up 25% Y/Y and 13% excluding montratec • Lifting up 6% Y/Y with strength in North America • Short-cycle remains healthy; Encouraging order funnel for project business Operational Improvements Enabled Backlog Conversion • Past due backlog reduced by 37% from Q3 FY24 • Lead times improved and remain an important focus • Expect backlog to further normalize from elevated levels Strong Order Growth and an Encouraging Funnel… Past Due Backlog Normalized Book:Bill $246.0 $254.1 $226.5 $231.2 $258.1 0.97x 1.08x 0.88x 0.91x 0.97x Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Orders Short Term Long Term1 Backlog ($ in millions, $M)

© 2024 COLUMBUS MCKINNON CORPORATION 5 Unlocking CMCO’s Potential Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

Executing Plan and Delivering Results

($ in millions, $M)

Net Sales



$650
$907
$936
$1,014
~$1,500
FY21
FY22
FY23
FY24
FY27E

Adjusted Gross Margin[1]



320 bps
~270 bps
34.1%
36.1%
36.5%
37.3%
~40%
FY21
FY22
FY23
FY24
FY27E[2]

Adjusted EBITDA Margin[1]



450 bps
~460 bps
11.9%
15.4%
15.8%
16.4%
~21%
FY21
FY22
FY23
FY24
FY27E[2]

GROWTH DRIVERS

Organic growth
- Commercial initiatives
- New product development
- Customer experience improvement

M&A growth
- Expand precision conveyance platform
- Opportunistic with core portfolio
- Reimagine portfolio

Operating initiatives
- Operational excellence/VAVE
- Operating leverage on growth
- Pricing in excess of material inflation
- Product line simplification
- Factory simplification

Margin accretive M&A

RSG&A leverage on organic and M&A related growth

Gross margin expansion

Execution of Strategy Delivers Record Performance on Key Metrics in FY24

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© 2024 COLUMBUS MCKINNON CORPORATION

[1] Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation

[2] Adjusted Gross Margin and Adjusted EBITDA Margin are non-GAAP financial measures. See supplemental information for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP financial measures. Forward-looking estimates of Adjusted Gross Margin and Adjusted EBITDA Margin are made in a manner consistent with the relevant definitions and assumptions noted herein, but reconciliations are not available on a forward-looking basis without unreasonable effort.

© 2024 COLUMBUS MCKINNON CORPORATION 7 Key Operational Initiatives in FY25 Focused on Delivering Profitable Growth and Margin Expansion Execute footprint simplification plan • Generate cost savings and operational improvement through Americas Manufacturing Center of Excellence in Monterrey, Mexico • Deliver synergies in EMEA through shared services Customer Experience Footprint Simplification Improve performance and customer intimacy • Continue Net Promotor Score improvement following double-digit increase in FY24 • Reduce lead-times and improve on-time delivery to market competitive levels or better • Enhance demand planning process and leverage technology Factory Performance Improve operational KPIs • Increase material productivity and VAVE savings • Improve direct labor efficiency • Reduce overhead rates driven by strategic priorities Profitable Growth Deliver on commercial initiatives and drive margin expansion • Grow share of wallet through improved customer experience • Execute commercial, geographic expansion and product innovation initiatives • Focus on margin expansion through 80/20 actions

© 2024 COLUMBUS MCKINNON CORPORATION 8 Net Sales Delivered Record Sales in Q4 FY24 and FY24 with 5% and 8% Growth Y/Y, Respectively FY24 sales, up 8% Y/Y or 7% excluding FX • Sales in U.S. increased 1% • Sales outside of the U.S. increased 20% or 17% excluding FX o montratec contributed 9% to growth o Sales up 8%, excluding acquisition Q4 FY24 sales, up 5% Y/Y or 4% excluding FX • Sales in U.S. increased 4% driven by volume and price • Sales outside of the U.S. increased 6% or 5% excluding FX o montratec contributed 4% of growth Delivered Q4 FY24 double-digit growth Y/Y in precision conveyance • Sales up 23%; up 9% excluding montratec acquisition ($ in millions, $M)

Gross Profit & Margin

($ in millions, $M)


Q4 FY24 Gross Profit
$91.2
$0.8
$1.0
$3.7
$0.4
($2.8)
$94.3
Q4 FY23
Acquisition
Pricing, Net of Mfg Cost Changes
Sales Volume & Mix
FX Impact
Monterrey & Consolidation Costs
Q4 FY24


FY24 Gross Profit
$342.1
$13.8
$16.9
$0.9
$3.8
($3.2)
$0.5
$374.8
FY23
Acquisition
Pricing, Net of Mfg Cost Changes
Sales Volume & Mix
FX Impact
Monterrey & Consolidation Costs
Other
FY24

Q4 FY24 Gross Margin of 35.5% and Adjusted Gross Margin[1] of 36.6%

- Gross profit increased 3% driven by sales volume & mix, partially offset by $2.8M of Monterrey, Mexico start-up and factory consolidation costs
- Adjusted Gross Profit[1] increased 7% adjusted for Monterrey Mexico start-up costs
- Adjusted Gross Margin[1] expanded 70 bps to 36.6%; Expanded 180 basis points on a two-year stack basis

FY24 Gross Margin of 37.0% and Adjusted Gross Margin[1] of 37.3%

- Gross profit increased 10% driven by acquisition, pricing and FX, partially offset by $3.2M of Monterrey, Mexico start-up and factory consolidation costs
- Adjusted Gross Profit[1] increased 11% adjusted for Monterrey Mexico start-up costs and business realignment costs
- Adjusted Gross Margin[1] expanded 80 bps Y/Y to 37.3%

Full Year Adjusted Gross Margin[1] of 37.3%... On Track Toward Long-Term Objective

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[1] Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2024 COLUMBUS MCKINNON CORPORATION 10 RSG&A $25.3 $25.0 $26.9 $26.6 $26.9 $26.4 $27.4 $25.7 $26.3 $27.4 $5.5 $5.9 $6.5 $6.7 $7.1 $57.2 $58.3 $59.1 $59.5 $61.4 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Quarterly RSG&A Q4 FY24 RSG&A increased $4.2M Y/Y • $2.9M from montratec acquisition • $1.3M of higher R&D, as we continue advancing our product innovation and product line simplification initiatives • G&A includes $1.2M of fees and expenses for the Term Loan B repricing and $1.0M of Monterrey Mexico start-up costs FY24 RSG&A increased $20.0M Y/Y • $10.5M from montratec acquisition • $4.4M of higher R&D with investments in product innovation and product line simplification initiatives • G&A includes $1.2M of fees and expenses for the Term Loan B repricing and $1.2M of Monterrey Mexico start-up costs • $1.8M impact of FX on RSG&A Note: Components may not add to totals due to rounding Y/Y Increase Reflects Acquisition and R&D Investments… Disciplined Cost Management 23.1%23.4%22.9%24.8%22.5%RSG&A as a % of Sales $76.9 $99.2 $102.5 $105.3 $76.0 $102.1 $94.8 $106.8$12.4 $15.4 $20.9 $26.2 165.3 216.7 218.3 238.3 FY21 FY22 FY23 FY24 Annual RSG&A 23.5%23.3%23.9%25.4%RSG&A as a % of Sales R&D Selling G&A R&D Selling G&A ($ in millions, $M)

Operating Income

($ in millions, $M)

Quarterly Operating Income



$29.2
$27.5
$25.8
$21.4
$34.1
$33.4
$29.7
$26.9
$31.1
$25.4
Adjusted
GAAP
Q4 FY23
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24

	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24
Operating Margin	10.8%	9.1%	12.9%	10.6%	9.6%
Adj. Operating Margin[1]	11.5%	10.9%	13.2%	11.7%	11.7%

Annual Operating Income



$49.0
$42.3
$98.1
$73.8
$105.8
$97.8
$120.7
$107.1
Adjusted
GAAP
FY21
FY22
FY23
FY24

	FY21	FY22	FY23	FY24
Operating Margin	6.5%	8.1%	10.5%	10.6%
Adj. Operating Margin[1]	7.5%	10.8%	11.3%	11.9%

Q4 FY24 Operating income decreased 7% Y/Y

- Operating income decreased $2.0M driven by $3.7M of Monterrey Mexico start-up costs and $1.2M of fees and expenses for the Term Loan B repricing

Q4 FY24 Adjusted Operating Income[1] increased 7% Y/Y

- Adjusted Operating Income[1] increased $1.9M
- Adjusted Operating Margin[1] of 11.7% expanded 20 bps

FY24 Operating income increased 10% Y/Y

- Operating income increased $9.3M, including $4.5M of Monterrey Mexico start-up costs and $1.2M of fees and expenses for the Term Loan B repricing

FY24 Adjusted Operating Income[1] increased 14% Y/Y

- Adjusted Operating Income[1] increased $14.9M
- Adjusted Operating Margin[1] of 11.9% expanded 60 bps

FY24 Adjusted Operating Income[1] Increased 14% Y/Y Driven By Gross Margin Expansion

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© 2024 COLUMBUS MCKINNON CORPORATION

1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2024 COLUMBUS MCKINNON CORPORATION 12 Earnings Per Share Delivered Adjusted EPS1 of $2.86 in FY24 Quarterly Diluted EPS $0.48 $0.32 $0.55 $0.34 $0.41 $0.80 $0.62 $0.76 $0.74 $0.75 Q4 FY23 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. Adjusted GAAP Annual Diluted EPS1 $0.38 $1.04 $1.68 $1.61 $1.57 $2.83 $2.94 $2.86 FY21 FY22 FY23 FY24 Adjusted GAAP Net income of $11.8M decreased $2.1M in Q4 FY24 • $2.0M decrease in operating income • $1.8M unfavorable change in FX • $1.5M higher interest expense • Partially offset by a lower tax rate Adjusted Net Income1 of $21.8M FY24 Net income of $46.6M decreased $1.8M • $9.3M increase in operating income and lower tax rate, more than offset by: o $10.0M higher interest expense o $5.0M pension settlement o $4.0M lower FX gain than prior year o $1.2M for tax indemnification expense Adjusted Net Income1 of $83.0M

Adjusted EBITDA

($ in millions, $M)

Quarterly Adjusted EBITDA[1]


$39.7
$36.6
$45.7
$41.3
$43.0
Q4 FY23
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24

Adj. EBITDA Margin[1]	15.7%	15.6%	17.7%	16.3%	16.2%

Annual Adjusted EBITDA[1]


$77.2
$140.1
$147.8
$166.7
FY21
FY22
FY23
FY24

Adj. EBITDA Margin[1]	11.9%	15.4%	15.8%	16.4%

Adjusted EBITDA[1] increased 8% in Q4 FY24 Y/Y

- Grew Adjusted Operating Income[1] $1.9M or 7%, driven by top-line growth and Adjusted Gross Margin expansion
- Increased depreciation and amortization $1.3M

Q4 FY24 Adjusted EBITDA Margin[1] increased 50 bps Y/Y

Adjusted EBITDA[1] increased 13% in FY24 Y/Y

- Increased Adjusted Operating Income[1] by $14.9M or 14%, driven by top-line growth and Adjusted Gross Margin expansion
- Increased depreciation and amortization $4.0M

Adjusted EBITDA Margin[1] increased 60 bps in FY24 Y/Y

- Targeting ~21% Adjusted EBITDA Margin[1] in FY27
- Expect 80/20 initiatives, factory simplification, and operating leverage on increased scale to drive continued margin expansion

FY24 Adjusted EBITDA[1] Increased 13% Y/Y Driven By Gross Margin Expansion and Leverage on Growth

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© 2024 COLUMBUS MCKINNON CORPORATION

1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2024 COLUMBUS MCKINNON CORPORATION 14 $86.6 $35.8 $71.0 $42.4 951% 121% 147% 91% FY21 FY22 FY23 FY24 Free Cash Flow1 & FCF Conversion 1 Cash Flow Note: Components may not sum due to rounding Year EndedThree Months Ended 3/31/233/31/243/31/233/31/24 $ 83.6$ 67.2$ 66.7$ 38.6 Net cash provided by (used for) operating activities 12.624.83.18.5Capital Expenditures $ 71.0$ 42.4$ 63.6$ 30.1Free Cash Flow (FCF)1 Free Cash Flow Conversion1 of 91%, in-line with guidance Net Cash Provided by Operating Activities decreased $16.4M • $8.9M higher cash interest • $6.3M higher cash taxes • $1.0M fees and expenses relate to Term Loan B repricing CapEx increased by $12.2M • $10.4M CapEx investment for our Monterrey, Mexico facility Continue to Demonstrate Strong Free Cash Flow Conversion1 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. ($ in millions, $M)

Capital Structure

($ in millions, $M)

Capitalization		
	March 31, 2024	March 31, 2023
Term Loan B	$ 477.6	$ 462.6
AR Securitization Facility	45.0	0.0
Capital Lease	12.9	13.5
Unamortized Deferred Financing Fees	(5.3)	(4.5)
Total debt	530.2	471.6
Cash and cash equivalents	$ 114.1	$ 133.2
Debt, net of cash and cash equivalents	416.1	338.4
Shareholders' equity	882.1	833.8
Total capitalization	$ 1,412.3	$ 1,305.4
Debt/total capitalization	37.5%	36.1%
Net debt/net total capitalization	32.1%	28.9%

Note: Components may not add to totals due to rounding

Net Leverage Ratio[1] of 2.4x as of year end FY24

- Borrowed $120M to fund montratec acquisition, paid down $60M in FY24
- Expect additional $50M paydown in FY25, with $10M in Q1 FY25

Repriced Term Loan B debt resulting in $2.5M of interest expense savings

- Repriced TLB in March 2024 reducing credit spread by 25 bps to 250 bps and eliminated 26 bps credit spread adjustment
- 67% of total debt is hedged at a weighted average fixed cost of 6.6%

Continued financial flexibility with $277M of liquidity

Capital Priorities Remain Unchanged… Investing in Growth and Paying Down Debt

15

© 2024 COLUMBUS MCKINNON CORPORATION

FY2025 Guidance

	FY25	Q1 FY25
Net Sales ($M)	Low-single digit growth Y/Y	Low-single digit growth Y/Y
Adjusted EPS[1]	Mid to high-single digit growth Y/Y	Flat to slightly down Y/Y
Capital Expenditures	$20 to $30 million	
Net Leverage Ratio[1]	~2.0x	

Guidance Assumptions:

- FY25: ~$33M of interest expense, ~$30M of amortization, an effective tax rate of ~25% and 29.4M diluted average shares
- Q1 FY25: ~$9M of interest expense, ~$8M of amortization, an effective tax rate of ~25% and 29.2M diluted average shares

Expect Growth and Margin Expansion in FY25; Remain Confident in Long-Term Objectives

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© 2024 COLUMBUS MCKINNON CORPORATION

[1] Adjusted EPS and Net Leverage Ratio are non-GAAP financial measures. See supplemental information for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP financial measures. Forward-looking estimates of Adjusted EPS and Net Leverage Ratio are made in a manner consistent with the relevant definitions and assumptions noted herein, but reconciliations are not available on a forward-looking basis without unreasonable effort.

Q4 and Fiscal Year 2024 Financial Results Conference Call Vice President, Investor Relations & Treasurer Kristine Moser Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz May 29, 2024 President & Chief Executive Officer David J. Wilson

Supplemental Information

© 2024 COLUMBUS MCKINNON CORPORATION 19 Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13746170 Telephone replay available through June 5, 2024 Webcast / PowerPoint / Replay available at investors.cmco.com Transcript, when available, at investors.cmco.com

© 2024 COLUMBUS MCKINNON CORPORATION 20 The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this presentation. The non-GAAP financial measures in this presentation may differ from similarly titled measures used by other companies. • Adjusted Gross Profit and Adjusted Gross Margin • Adjusted Operating Income and Adjusted Operating Margin • Adjusted Net Income and Adjusted Diluted EPS • Adjusted EBITDA and Adjusted EBITDA Margin • ROIC • Free Cash Flow and Free Cash Flow Conversion • Net Debt and Net Leverage Ratio Forward-Looking: The Company has not reconciled the Adjusted Gross Margin, Adjusted EBITDA Margin, Adjusted EPS and Net Leverage Ratio guidance to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide guidance for the comparable GAAP financial measures. Forward-looking guidance regarding Adjusted EPS and Net Leverage Ratio for full year and first quarter fiscal 2025 are made in a manner consistent with the relevant definitions and assumptions noted herein. Forward-looking guidance regarding Adjusted Gross Margin and Adjusted EBITDA for fiscal 2027 are made in a manner consistent with the relevant definitions and assumptions noted herein. Non-GAAP Measures

Non-GAAP Measures: Adjusted Gross Profit and Adjusted Gross Margin

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year			
	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24	2021	2022	2023	2024
Gross profit	$ 91,218	$ 86,649	$ 99,976	$ 93,897	$ 94,315	$ 220,225	$ 315,730	$ 342,099	$ 374,838
Add back (deduct):									
Product liability settlement	—	—	—	—	—	—	2,850	—	—
Acquisition amortization of backlog	—	—	—	—	—	—	2,100	—	—
Acquisition inventory step-up expense	—	—	—	—	—	—	5,042	—	—
Business realignment costs	—	196	—	150	—	830	1,606	—	346
Acquisition deal and integration costs	—	—	—	—	—	—	521	—	—
Factory and warehouse consolidation	—	—	—	—	262	2,671	—	—	262
Monterrey, MX new factory start-up costs	—	—	—	435	2,552	—	—	—	2,987
Insurance settlement	—	—	—	—	—	—	—	—	—
Gain on sale of building	—	—	—	—	—	(2,189)	—	—	—
Adjusted Gross Profit	$ 91,218	$ 86,845	$ 99,976	$ 94,482	$ 97,129	$ 221,537	$ 327,849	$ 342,099	$ 378,433
Net sales	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 265,504	$ 649,642	$ 906,555	$ 936,240	$ 1,013,540
Add back:									
Acquisition amortization of backlog	—	—	—	—	—	—	2,100	—	—
Adjusted Net Sales	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 265,504	$ 649,642	$ 908,655	$ 936,240	$ 1,013,540
Gross margin	35.9%	36.8%	38.7%	36.9%	35.5%	33.9%	34.8%	36.5%	37.0%
Adjusted Gross Margin	35.9%	36.9%	38.7%	37.2%	36.6%	34.1%	36.1%	36.5%	37.3%

Adjusted Gross Profit is defined as gross profit as reported, adjusted for certain items. Adjusted Gross Profit Margin is defined as Adjusted Gross Profit divided by net sales. Adjusted Gross Profit and Adjusted Gross Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Gross Profit and Adjusted Gross Profit Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Gross Profit and Adjusted Gross Profit Margin, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit and gross profit margin to the historical periods' gross profit and gross margin, as well as facilitates a more meaningful comparison of the Company's gross profit and gross profit margin to that of other companies.

21

Non-GAAP Measures: Adjusted Operating Income and Adjusted Operating Margin

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year			
	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24	2021	2022	2023	2024
Income from operations	$ 27,469	$ 21,448	$ 33,351	$ 26,912	$ 25,437	$ 42,255	$ 73,781	$ 97,841	$ 107,148
Add back (deduct):									
Acquisition deal and integration costs	173	2,587	508	113	3	3,951	10,473	616	3,211
Acquisition inventory step-up expense	—	—	—	—	—	—	5,042	—	—
Business realignment costs	848	375	40	1,452	—	1,470	3,902	5,140	1,867
Garvey contingent consideration	—	—	—	—	—	—	—	1,230	—
Product liability settlement	—	—	—	—	—	—	2,850	—	—
Headquarter relocation costs	681	1,228	146	510	175	—	—	996	2,059
Acquisition amortization of backlog	—	—	—	—	—	—	2,100	—	—
Factory and warehouse consolidation	—	117	82	—	545	3,778	—	—	744
Monterrey, MX new factory start-up costs	—	—	—	755	3,734	—	—	—	4,489
Insurance recovery legal costs	—	—	—	—	—	229	—	—	—
Gain on sale of building	—	—	—	—	—	(2,638)	—	—	—
Cost of debt repricing	—	—	—	—	1,190	—	—	—	1,190
Adjusted Operating Income	$ 29,171	$ 25,755	$ 34,127	$ 29,742	$ 31,084	$ 49,045	$ 98,148	$ 105,823	$ 120,708
Net sales	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 265,504	$ 649,642	$ 906,555	$ 936,240	$ 1,013,540
Add back:									
Acquisition amortization of backlog	—	—	—	—	—	—	2,100	—	—
Adjusted Net Sales	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 265,504	$ 649,642	$ 908,655	$ 936,240	$ 1,013,540
Operating margin	10.8%	9.1%	12.9%	10.6%	9.6%	6.5%	8.1%	10.5%	10.6%
Adjusted Operating margin	11.5%	10.9%	13.2%	11.7%	11.7%	7.5%	10.8%	11.3%	11.9%

Adjusted Operating Income is defined as income from operations as reported, adjusted for certain items. Adjusted Operating Margin is defined as Adjusted Operating Income divided by net sales. Adjusted Operating Income and Adjusted Operating Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Operating Income and Adjusted Operating Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Operating Income and Adjusted Operating Margin, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations and operating margin to the historical periods' income from operations and operating margin, as well as facilitates a more meaningful comparison of the Company's income from operations and operating margin to that of other companies.

22

Non-GAAP Measures: Adjusted Net Income and Adjusted Diluted EPS

CMCO INTELLIGENT MOTION

($ in thousands, except per share data)	Quarter					Fiscal Year			
	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24	2021	2022	2023	2024
Net income	$ 13,895	$ 9,275	$ 15,813	$ 9,728	$ 11,809	$ 9,106	$ 29,660	$ 48,429	$ 46,625
Add back (deduct):									
Amortization of intangibles	6,559	6,877	7,508	7,486	7,525	12,623	25,283	26,001	29,396
Acquisition deal and integration costs	173	2,587	508	113	3	3,951	10,473	616	3,211
Business realignment costs	848	375	40	1,452	—	1,470	3,902	5,140	1,867
Product liability settlement	—	—	—	—	—	—	2,850	—	—
Acquisition inventory step-up expense	—	—	—	—	—	—	5,042	—	—
Acquisition amortization of backlog	—	—	—	—	—	—	2,100	—	—
Garvey contingent consideration	—	—	—	—	—	—	—	1,230	—
Headquarter relocation costs	681	1,228	146	510	175	—	—	996	2,059
Factory and warehouse consolidation	—	117	82	—	545	3,778	—	—	744
Monterrey, MX new factory start-up costs	—	—	—	755	3,734	—	—	—	4,489
Cost of debt refinancing and repricing	—	—	—	—	1,190	—	14,803		1,190
Non-cash pension settlement expense	—	—	—	4,599	385	19,046	—	—	4,984
Tax indemnification payment owed	—	—	—	—	1,192	—	—	—	1,192
Insurance recovery legal costs	—	—	—	—	—	229	—	—	—
Gain on sale of building	—	—	—	—	—	(2,638)	—	—	—
Normalize tax rate to 25%[1]	975	(2,569)	(2,199)	(3,227)	(4,767)	(9,708)	(13,852)	2,185	(12,763)
Adjusted Net Income	$ 23,131	$ 17,890	$ 21,898	$ 21,416	$ 21,971	$ 37,857	$ 80,261	$ 84,597	$ 82,994
Average diluted shares outstanding	28,869	28,906	29,001	28,991	29,129	24,173	28,401	28,818	29,026
Diluted income per share	$ 0.48	$ 0.32	$ 0.55	$ 0.34	$ 0.41	$ 0.38	$ 1.04	$ 1.68	$ 1.61
Adjusted Diluted EPS	$ 0.80	$ 0.62	$ 0.76	$ 0.74	$ 0.75	$ 1.57	$ 2.83	$ 2.94	$ 2.86

[1] Applies a normalized tax rate of 25% in fiscal 2024 and 22% in fiscal 2022 and fiscal 2023 to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted Net Income and Adjusted Diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted Net Income and Adjusted Diluted EPS are not measures determined in accordance with GAAP and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Net Income and Adjusted Diluted EPS, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies. The Company believes that presenting Adjusted Diluted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

23

Non-GAAP Measures: Adjusted EBITDA and Adjusted EBITDA Margin

($ in thousands)	Quarter					Fiscal Year			
	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24	2021	2022	2023	2024
Net income	$ 13,895	$ 9,275	$ 15,813	$ 9,728	$ 11,809	$ 9,106	$ 29,660	$ 48,429	$ 46,625
Add back (deduct):									
Income tax expense (benefit)	7,499	3,394	5,100	3,911	2,497	970	8,786	26,046	14,902
Interest and debt expense	7,668	8,625	10,211	9,952	9,169	12,081	20,126	27,942	37,957
Investment (income) loss	(483)	(543)	88	(758)	(547)	(1,693)	(46)	(315)	(1,759)
Foreign currency exchange (gain) loss	(1,037)	483	1,746	(1,155)	752	941	1,574	(2,189)	1,826
Other (income) expense, net	(73)	214	393	5,234	1,757	20,850	(1,122)	(2,072)	7,597
Depreciation and amortization expense	10,567	10,890	11,592	11,570	11,893	28,153	41,924	41,947	45,945
Cost of debt refinancing	—	—	—	—	—	—	14,803	—	—
Acquisition deal and integration costs	173	2,587	508	113	3	3,951	10,473	616	3,211
Acquisition inventory step-up expense	—	—	—	—	—	—	5,042	—	—
Product liability settlement	—	—	—	—	—	—	2,850	—	—
Business realignment costs	848	375	40	1,452	—	1,470	3,902	5,140	1,867
Factory and warehouse consolidation	—	117	82	—	545	3,778	—	—	744
Headquarter relocation costs	681	1,228	146	510	175	—	—	996	2,059
Garvey contingent consideration	—	—	—	—	—	—	—	1,230	—
Acquisition amortization of backlog	—	—	—	—	—	—	2,100	—	—
Insurance settlement	—	—	—	—	—	229	—	—	—
Gain on sale of building	—	—	—	—	—	(2,638)	—	—	—
Monterrey, MX new factory start-up costs	—	—	—	755	3,734	—	—	—	4,489
Cost of debt repricing	—	—	—	—	1,190	—	—	—	1,190
Adjusted EBITDA	$ 39,738	$ 36,645	$ 45,719	$ 41,312	$ 42,977	$ 77,198	$ 140,072	$ 147,770	$ 166,653
Sales	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 265,504	$ 649,642	$ 906,555	$ 936,240	$ 1,013,540
Add back:									
Acquisition amortization of backlog	—	—	—	—	—	—	2,100	—	—
Adjusted Net Sales	$ 253,843	$ 235,492	$ 258,400	$ 254,143	$ 265,504	$ 649,642	$ 908,655	$ 936,240	$ 1,013,540
Net income margin	5.5%	3.9%	6.1%	3.8%	4.4%	1.4%	3.3%	5.2%	4.6%
Adjusted EBITDA margin	15.7%	15.6%	17.7%	16.3%	16.2%	11.9%	15.4%	15.8%	16.4%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. Adjusted EBITDA and Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted EBITDA and Adjusted EBITDA Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA Margin, are important for investors and other readers of the Company's financial statements.

24

Non-GAAP Measures: ROIC

($ in thousands)	Fiscal Year			
	2021	2022	2023	2024
Income from operations	$ 42,255	$ 73,781	$ 97,841	$ 107,148
Add back (deduct):				
Acquisition deal and integration costs	3,951	10,473	616	3,211
Business realignment costs	1,470	3,902	5,140	1,867
Factory and warehouse consolidation	3,778	—	—	744
Headquarter relocation costs	—	—	996	2,059
Garvey contingent consideration	—	—	1,230	—
Monterrey, MX new factory start-up costs	—	—	—	4,489
Acquisition inventory step-up expense	—	5,042	—	—
Product liability settlement	—	2,850	—	—
Cost of debt repricing	—	—	—	1,190
Insurance settlement	229	—	—	—
Gain on sale of building	(2,638)	—	—	—
Acquisition amortization of backlog	—	2,100	—	—
Adjusted Operating Income	$ 49,045	$ 98,148	$ 105,823	$ 120,708
Adjusted Operating Income, net of normalized tax rate of 25%	$ 36,784	$ 73,611	$ 79,367	$ 90,531
Trailing five quarter averages:				
Total debt	260,130	438,768	491,410	539,296
Total shareholders' equity	487,523	701,640	795,410	859,119
Cash and cash equivalents	168,599	123,636	100,922	111,260
Net total capitalization	$ 579,054	$ 1,016,772	$ 1,185,898	$ 1,287,086
Return on Invested Capital (ROIC)	6.4%	7.2%	6.7%	7.0%

ROIC is defined as Adjusted Operating Income, net of taxes at a 25% normalized rate (fiscal 2021, 2022 and 2023 restated with a 25% normalized tax rate versus the 22% tax rate previously reported), for the trailing twelve months divided by the average of total debt plus total shareholders' equity less cash and cash equivalents (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial information, such as ROIC, is important for investors and other readers of the Company's financial statements.

25

© 2024 COLUMBUS MCKINNON CORPORATION Free Cash Flow is defined as net cash provided by (used for) operating activities less capital expenditures. Free Cash Flow Conversion is defined as Free Cash Flow divided by net income. Free Cash Flow and Free Cash Flow Conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Free Cash Flow and Free Cash Flow Conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current periods’ Free Cash Flow and Free Cash Flow Conversion to Free Cash Flow and Free Cash Flow Conversion for historical periods. 26 Fiscal Year($ in thousands) 2024202320222021 $ 67,198 $ 83,636 $ 48,881 $ 98,890Net cash provided by operating activities (24,813)(12,632)(13,104)(12,300)Capital expenditures $ 42,385 $ 71,004 $ 35,777 $ 86,590Free Cash Flow (FCF) $ 46,625$ 48,429 $ 29,660 $ 9,106Net income 91%147%121%951%Free Cash Flow Conversion Non-GAAP Measures: Free Cash Flow (FCF) and FCF Conversion

© 2024 COLUMBUS MCKINNON CORPORATION 27 Net Debt is defined in the credit agreement as total debt plus standby letters of credit, net of cash and cash equivalents. Net Leverage Ratio is defined as Net Debt divided by the Credit Agreement Trailing Twelve Month Adjusted (“TTM”) EBITDA. Credit Agreement TTM Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Credit Agreement Adjusted EBITDA Margin is defined as Credit Agreement TTM Adjusted EBITDA divided by net sales. Net Debt, Net Leverage Ratio, Credit Agreement TTM Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Net Debt, Net Leverage Ratio, Credit Agreement TTM Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin are important for investors and other readers of the Company’s financial statements. Non-GAAP Measures: Net Debt and Net Leverage Ratio 1 EBITDA is normalized to include a full year of the acquired entity and assuming that deal related synergies are achieved for montratec in fiscal year 2024 and Dorner and Garvey in fiscal year 2023 2 During the quarter ending December 31, 2023, certain employees in one of the Company's U.S. pension plans accepted an offer to settle their pension obligation with a lump sum payment. These lump sum settlements are one of the steps the Company is taking to terminate the plan by transferring the liabilities to a third-party. 3 The Company’s credit agreement definition of Adjusted EBITDA excludes certain acquisition deal and integration costs and business realignment costs that are incurred up to two years after the close of an acquisition Trailing Twelve Month($ in thousands) Q4 FY24Q3 FY24Q2 FY24Q1 FY24Q4 FY23Q3 FY23Q2 FY23Q1 FY23 $ 46,625 $ 48,711 $ 51,012 $ 49,313 $ 48,429 $ 46,360 $ 44,225 $ 45,314 Net income Add back (deduct): 1,3312,131 5,410 7,994 ——665 3,822 Annualize EBITDA for montratec1 73 184 293 401 —660 1,445 2,300 Annualize synergies for montratec1 14,902 19,904 20,694 20,547 26,046 24,701 21,066 20,196 Income tax expense (benefit) 37,957 36,456 33,807 30,364 27,942 25,626 22,698 20,517 Interest and debt expense ———2 175 175 175 173 Non-Cash loss related to asset retirement ———(232)(232)(232)(232)(375)Gain on Sale of Facility 4,984 4,599 ——————Non-Cash Pension Settlement2 2,3492,158 1,967 1,774 1,721 1,720 1,696 1,662 Amortization of deferred financing costs 12,039 11,859 12,060 11,655 10,425 9,800 9,371 9,735 Stock Compensation Expense ——1,230 1,230 1,230 1,230 Garvey contingent consideration 45,945 44,619 43,536 42,368 41,947 42,059 41,848 41,924 Depreciation and amortization expense 3,211 3,381 3,606 3,117 616 672 704 1,317 Acquisition deal and integration costs —(172)(510)(529)—(169)(222)Excluded deal and integration costs3 —————1,546 2,061 2,061 Acquisition inventory set-up expense —————1,650 2,100 2,100 Acquisition amortization of backlog 1,867 2,715 2,664 3,857 5,140 5,406 4,969 4,936 Business realignment costs —(848)(2,249)(3,482)————Excluded business realignment costs3 744 199 199 117 ————Factory and warehouse consolidation 2,059 2,565 2,370 2,224 996 315 ——Headquarter relocation costs 1,190———————Cost of debt refinancing 4,489 755 ——————Monterrey, MX new factory start-up costs $ 179,765$ 179,216 $ 176,089 $ 170,720 $ 164,435 $ 161,519 $ 152,569 $ 155,682 Credit Agreement TTM Adjusted EBITDA $ 1,013,540$ 1,001,878$ 978,105 $ 951,445 $ 936,240 $ 935,765 $ 921,483 $ 913,378 Net Sales TTM 4.6%4.7%5.2%5.2%5.2%5.0%4.8%5.0%Net Margin 17.7%17.9%18.0%17.9%17.6%17.3%16.6%17.0%Credit Agreement Adjusted EBITDA Margin 530,236 550,040 564,841 579,769 471,592 481,512 491,420 501,327 Total debt 15,368 15,740 15,525 15,364 14,921 15,275 14,682 15,660 Standby letters of credit (114,126)(102,945)(99,058)(106,994)(133,176)(81,520)(88,865)(85,660)Cash and cash equivalents $ 431,478 $ 462,835 $ 481,308 $ 488,139 $ 353,337 $ 415,267 $ 417,237 $ 431,327 Net Debt 2.40x2.58x2.73x 2.86x2.15x2.57x2.73x2.77xNet Leverage Ratio